UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  10/31/13

mLight Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-169805	27-3436055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Airway Avenue, Suite 141 Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-981-3464

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Please see the disclosures set forth under Item 2.01 herein below.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On October 31, 2013, (the “Closing Date”), mLight Tech, Inc., a Florida corporation (the “Company”), entered in an Agreement of Purchase and Sale of Stock (the “Agreement”) with Ding King Training Institute, Inc., a California corporation (“DKTI”) and the individual standing as the sole equity-holder of DKTI (the “Equity-Holder”).  The Equity-Holder, Todd Sudeck, is also the majority shareholder, sole Director, Chief Executive Officer, President, Secretary, Chief Financial Officer and Treasurer of the Company. Pursuant to the terms of the Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding capital stock of DKTI in exchange for the issuance of Two Million Five Hundred Thousand (2,500,000) restricted shares of the Company's Common Stock. This summary of the Agreement does not purport to be a complete statement of the terms of the Agreement.  The  summary is qualified in its entirety by reference to the full text of the Agreement which is being filed with this Current Report on Form 8-K (the “Report”) as Exhibit 2.1 and incorporated herein by reference herein.

The principal business of DKTI is the training of individuals for a career as a technician in the automotive Paintless Dent Repair business. The individuals are employees of auto body shops, car dealers and entrepeneurs looking to start their own business. DKTI is located in Costa Mesa, California.

Item 3.01  Unregistered Sales of Equity Securities.

In connection with the closing of the Agreement described in Item 2.01 above, the Company authorized the issuance of 2,500,000 shares of Common Stock to the Equity-Holder.  The Equity-Holder has acknowledged that the shares issued pursuant to the Agreement had not been registered under the Securities Act of 1933 (the “Securities Act”) and that they constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.  The certificates representing such shares of Common Stock will bear a restrictive legend.  The issuance of the securities to the Equity-Holder under the Agreement was conducted in reliance upon Section 4(2) of the Securities Act.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(1)  Dismissal of Independent Registered Public Accountant:
(2)
a.    On October 31, 2013, the Company  dismissed the registered independent public accountant, Messineo & Co., CPAs LLC (“PM”) of Clearwater, Florida.

b.    The report of PM on the financial statements of the Company for the years ended September 30, 2012, September 30, 2011 and September 30, 2010 contained no adverse opinion, disclaimers of opinion and were not qualified or modified as touncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.

c.    Our sole Director participated in and approved the decision to change independent accountants. Including (i) the fiscal years ended September 30, 2010 though September 30, 2012 and the period covered by the financial review of the financial statements of the subsequent quarterly periods ended June 30, 2013, and (ii) through the interim period ended October 31, 2013 (the date of dismissal of PM), there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PM would have caused it to make reference to the subject of such disagreements in their reports on the financial statements of such years. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

d.    During the interim period through October 31, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

e.    The Company provided a copy of the forgoing disclosures to PM prior to the date of the filing of this Report and requested that PM furnish a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the statements in this Report.  A copy of the letter of PM, dated November 4, 2013, stating that they agree with the statements concerning his firm contained herein is attached hereto as Exhibit 16.1.

(2)  Engagement of Independent Registered Public Accounting Firm:

a.    On October 31, 2013, the Company engaged Haskell & White LLP Certified Public Accountants (“H&W”) of Irvine, California, as its new registered  independent public accounting firm.  During the years ended September 30, 2010, September 30, 2011 and  September 30, 2012 and prior to October 31, 2013 (the date of new engagement), the Company did not consult with H&W regarding (i) the application of accounting principles to a specific transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statement by H&W, in either case where written or oral advice provided by H&W would be an important factor considered by us in reaching a decision as to any accounting or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively; except that the financial statements of DKTI for the years ended December 31, 2011 and December 31, 2012 were audited by H&W.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.  The audited financial statements of the acquired business, DKTI, for the fiscal years ended December 31, 2011 and December 31, 2012 are attached is to this Report as Exhibit 9.1.

(b)  Pro forma financial information.  The Pro forma financial information that is required to be filed pursuant to this Item will be provided in the form of an amendment to the Report..

(c)   Shell company transactions. The additional information required by Item 2.01 with respect to a shell company will be provided in the form of an amendment to this Report.

(d)  Exhibits.

Exhibit Number	Description	Location

2.1	Agreement of Purchase and Sale of Stock dated October 31, 2013, by and among mLight Tech, Inc., Ding King Training Institute, Inc. and Todd Sudeck.	Provided herewith
9.1	Audited Financial Statements of Ding King Training Institute, Inc. for the fiscal years ended December 31, 2011 and December 31, 2012.	Provided herewith
16.1	Letter from Messineo & Co., CPAs LLC, dated November 4, 2013, regarding Regarding Change in Certifying Accountant.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mLight Tech, Inc.

Date: November 5, 2013	By:	/s/ Todd Sudeck
Todd Sudeck
Chief Executive Officer,
Chief Financial Officer, Secretary, Treasurer, President and Director